                    CENTENNIAL CALIFORNIA TAX EXEMPT TRUST
                     Supplement dated June 2, 2004 to the
        Statement of Additional Information dated August 22, 2003 and
              Superceding the Supplement dated November 6, 2003

The Statement of Additional Information is changed as follows:

1.    The first sentence in the fourth paragraph in the section titled
      "Trustees and Officers of the Fund." On page 24 is deleted and replaced as follows:

      Messrs. Bonnell, Murphy, Vottiero, Wixted and Zack, and Mses. Bechtolt,
      and Ives respectively hold the same offices with one or more of the other Board II Funds as with the Fund.

2.    The first paragraph on page 31 is deleted and replaced as follows:

      The address of the Officers in the chart below is as follows: for Mr.
      Zack, Two World Financial Center, 225 Liberty Street - 11th Floor, New
      York, NY 10281-1008, for Messrs. Bonnell, Vottiero and Wixted and Mses.
      Bechtolt and Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924.

3.    The biography of Carol E. Wolf on Page 31 is deleted and the biography of John C. Bonnell is added:

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       John C. Bonnell,      Vice President (since May 2004) of OppenheimerFunds,
       Vice President and    Inc.; an officer of 2 portfolios in the
       Portfolio Manager     OppenheimerFunds complex; formerly a portfolio
       since 2004            manager at Strong Financial Corp. (1999-2004).
       Age:  39
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June 2, 2004                                                     PX0180.006